Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events	Note 7 - Subsequent Events From June 30, 2019 through July 10, 2019, the Company sold a total of 1,092,308 shares of common stock under the Purchase Agreement for total proceeds of $318,105.

Note 11 - Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the consolidated financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements other than disclosed.

Over the course of January 9, 2019 through January 31, 2019, the Company issued 11,825,544 shares of Common Stock for the cash exercise of Series A Warrants, Additional Warrants, and Bonus Warrants resulting in aggregate proceeds of $148,843 to the Company.